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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          DOMINICK'S SUPERMARKETS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


               Delaware                                94-3220603
      -----------------------                       ------------------
      (State of Incorporation                        (I.R.S. Employer
        or Organization)                            Identification No.)


505 Railroad Avenue, Northlake, Illinois                  60164
----------------------------------------                ----------
(Address of Principal Executive Offices)                (Zip Code)


Securities to be Registered Pursuant to Section 12(b) of the Act:


      Title of Each Class                        Name of Each Exchange on Which
      to be so Registered                        Each Class is to be Registered
      -------------------                        ------------------------------
 Common Stock, $.01 par value                       New York Stock Exchange
                                                    Chicago Stock Exchange

 ---------------------------------                ------------------------------

Securities to be Registered Pursuant to Section 12(g) of the Act:


                                      None
--------------------------------------------------------------------------------
                                (Title of Class)

--------------------------------------------------------------------------------
                                (Title of Class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the common stock, $.01 par value (the "Common Stock"), of Dominick's Supermarkets, Inc., a Delaware corporation (the "Registrant"), is incorporated by reference to the information set forth under the caption "Description of Capital Stock--Common Stock" in the Prospectus included as part of the Registrant's registration statement on Form S-1 (No. 333-11177) in the form in which it was filed on August 30, 1996 with the Securities and Exchange Commission, as amended from time to time (the "Registration Statement").


ITEM 2.  EXHIBITS.

         Pursuant to Instruction II of the Instructions as to Exhibits for registration statements on Form 8-A, the documents listed below are filed as exhibits to this Registration Statement:

         1. Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 from the Registration Statement).

         2. Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 from the Registration Statement).

         3. Specimen of Common Stock certificate (incorporated by reference to Exhibit 4.1 from the Registration Statement).





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                                   SIGNATURES



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 24, 1996                 DOMINICK'S SUPERMARKETS, INC.






                                       By:  /s/ Darren W. Karst
                                          --------------------------------
                                          Darren W. Karst
                                          Executive Vice President, Finance &
                                            Administration, Chief Financial
                                            Officer and Secretary






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                                 EXHIBIT INDEX


         1. Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 from the Registration Statement).

         2. Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 from the Registration Statement).

         3. Specimen of Common Stock certificate (incorporated by reference to Exhibit 4.1 from the Registration Statement).





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